                                                                       EXHIBIT j

INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Post Effective Amendment No. 14 to Registration Statement No. 33-49554 of CitiFunds Institutional Trust of our reports each dated October 4, 1999 appearing in the annual reports to shareholders for the year ended August 31, 1999 of CitiFunds Institutional U.S. Treasury Reserves (a separate series of CitiFunds Institutional Trust) and U.S. Treasury Reserves Portfolio, and CitiFunds Institutional Tax Free Reserves (a separate series of CitiFunds Institutional Trust) and Tax Free Reserves Portfolio, and to the references to us under the headings "Financial Highlights" in the Prospectus and "Independent Accountants and Financial Statements" in the Statement of Additional Information, both of which are part of such Registration Statement.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
December 23, 1999

                                                                       EXHIBIT j
INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Post Effective Amendment No. 15 to Registration Statement No. 33-49552 of CitiFunds Institutional Trust of our report dated October 4, 1999 appearing in the annual report to shareholders for the year ended August 31, 1999 of CitiFunds Institutional Cash Reserves (a separate series of CitiFunds Institutional Trust), and to the references to us under the headings "Financial Highlights" in the Prospectus and "Independent Accountants and Financial Statements" in the Statement of Additional Information, both of which are part of such Registration Statement.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
December 23, 1999

                                                                       Exhibit j

                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Prospectus and Statement of Additional Information constituting parts of this Post-Effective Amendment No. 15 to the registration statement on Form N-1A (the "Registration Statement") of CitiFunds Institutional Trust of our report dated October 6, 1999 relating to the financial statements and financial highlights of CitiFunds Institutional Liquid Reserves appearing in the August 31, 1999 Annual Report of CitiFunds Institutional Liquid Reserves, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the heading "Financial Highlights" in the Prospectus and under the heading "Independent Accountants and Financial Statements" in the Statement of Additional Information.



PricewaterhouseCoopers LLP
Boston, Massachusetts
December 23, 1999

                                                                       Exhibit j

                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Statement of Additional Information constituting part of this Post-Effective Amendment No. 15 to the registration statement on Form N-1A (the "Registration Statement") of CitiFunds Institutional Trust of our report dated October 6, 1999, relating to the financial statements and financial highlights of the Cash Reserves Portfolio appearing in the August 31, 1999 Annual Report of the CitiFunds Institutional Liquid Reserves, which are also incorporated by reference into the Registration Statement. We also consent to the reference to us under the heading "Independent Accountants and Financial Statements" in the Statement of Additional Information.



Chartered Accountants
Toronto, Ontario
December 23, 1999